FOR MORE INFORMATION:

Charles Lynch

Senior Vice President, Finance and Strategy

954-384-0175, x 5692

charles_lynch@mednax.com

FOR IMMEDIATE RELEASE

Mednax To Change Name to Pediatrix Medical Group, Inc. Effective July 1, 2022

FORT LAUDERDALE, Fla., June 21, 2022 - Mednax, Inc. (NYSE: MD) today announced that it will change its corporate name to Pediatrix Medical Group, Inc., effective after the close of the market on July 1, 2022. The Company’s common stock will continue to trade on the New York Stock Exchange under the current ticker symbol “MD.”

“We are excited to complete this full return to Pediatrix, a nationally well-known and highly respected name,” said Mark S. Ordan, Mednax’s Chief Executive Officer. “This underscores our position as a leading provider of care to women, babies, and children; an employer of choice; and a trusted partner to hospitals and clinicians across the country.”

No action is necessary on the part of shareholders in connection with the name change; existing certificates that represent shares of Mednax, Inc. common stock will continue to represent shares of Pediatrix Medical Group, Inc. after the name change.

ABOUT MEDNAX

Mednax, Inc. is a national medical group comprised of the nation’s leading providers of physician services practicing under the Pediatrix® brand. Pediatrix-affiliated clinicians are committed to providing coordinated, compassionate and clinically excellent services to women, babies and children across the continuum of care, both in hospital settings and office-based practices. Specialties include obstetrics, maternal-fetal medicine and neonatology complemented by 18 pediatric subspecialties, as well as a newly expanded area of primary and urgent care clinics. The group’s high-quality, evidence-based care is bolstered by investments in research, education, quality-improvement and safety initiatives. The company was founded in 1979 as a single affiliated neonatology practice and today provides its highly focused and often critical care services through more than 4,700 affiliated physicians and other clinicians in 38 states and Puerto Rico. To learn more about Pediatrix, visit www.pediatrix.com or follow us on Facebook,

Instagram, LinkedIn, Twitter and the Pediatrix blog. Mednax investment information can be found at www.mednax.com/investors.

Certain statements and information in this press release may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this press release are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well the Company’s current reports on Form 8-K, filed with the Securities and Exchange Commission, and include the impact of the Company’s name change; the impact of the COVID-19 pandemic on the Company and its financial condition and results of operations; the effects of economic conditions on the Company’s business; the effects of the Affordable Care Act and potential changes thereto or a repeal thereof; the Company’s relationships with government-sponsored or funded healthcare programs, including Medicare and Medicaid, and with managed care organizations and commercial health insurance payors; the impact of surprise billing legislation; the Company’s ability to comply with the terms of its debt financing arrangements; the Company’s transition to a third-party revenue cycle management provider; the impact of the divestiture of the Company’s anesthesiology and radiology medical groups; the impact of management transitions; the timing and contribution of future acquisitions; the effects of share repurchases; and the effects of the Company’s transformation initiatives, including its reorientation on, and growth strategy for, its pediatrics and obstetrics business.

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